Exhibit 99.1

Holly Energy Partners and Plains All American Announce Cushing Connect Joint Venture

DALLAS—(BUSINESS WIRE) — Holly Energy Partners, L.P. (NYSE:HEP) (“HEP”) and Plains All American Pipeline (NYSE: PAA) (“Plains”) today announced the formation of a 50/50 joint venture, Cushing Connect Pipeline & Terminal LLC (the “Joint Venture”), for (i) the development and construction of a new 160,000 barrel per day common carrier crude oil pipeline (the “Pipeline”) that will connect the Cushing, Oklahoma crude oil hub to the Tulsa, Oklahoma refining complex owned by a subsidiary of HollyFrontier Corporation (NYSE: HFC) and (ii) the ownership and operation of 1.5 million barrels of crude oil storage in Cushing, Oklahoma (the “JV Terminal”). The JV Terminal is expected to be in service during the second quarter of 2020, and the Pipeline is expected to be in service during the first quarter of 2021. Long-term commercial agreements have been entered into to support the Joint Venture assets.

The Joint Venture will contract with an affiliate of HEP to manage the construction and operation of the Pipeline and with an affiliate of Plains to manage the operation of the JV Terminal. The total Joint Venture investment will be shared proportionately among the partners and is estimated to total approximately $130 million, including the existing JV Terminal contributed by Plains valued at approximately $40 million. The Joint Venture is expected to generate an initial annual EBITDA multiple of approximately 8x to 9x once the JV Terminal and Pipeline are placed into Joint Venture service.

“The new Joint Venture will provide growth to HEP by insourcing logistics spend and provide the capability to supply 100% of HFC’s Tulsa Refinery crude throughput,” commented George Damiris, Chief Executive Officer of the general partner of Holly Energy Partners. “Our partnership with Plains generates HEP growth while providing HFC long-term control of a strategic asset.”

“This win-win Joint Venture aligns with our strategy of optimizing existing assets to provide value-chain solutions for long-term industry partners in a capital efficient manner,” stated Jeremy Goebel, Executive Vice President – Commercial, Plains All American. “This investment expands our relationship with a key operational hub service customer and provides additional long-term alignment on movements to the Tulsa refinery.”

About Holly Energy Partners, L.P.:

Holly Energy Partners, L.P., headquartered in Dallas, Texas, provides petroleum product and crude oil transportation, terminalling, storage and throughput services to the petroleum industry, including HollyFrontier Corporation subsidiaries. Holly Energy, through its subsidiaries and joint ventures, owns and/or operates petroleum product and crude gathering pipelines, tankage and terminals in Texas, New Mexico, Washington, Idaho, Oklahoma, Utah, Nevada, Wyoming and Kansas as well as refinery processing units in Kansas and Utah.

About Plains All American Pipeline:

Plains All American Pipeline, L.P. (NYSE: PAA) is a publicly traded master limited partnership that owns and operates midstream energy infrastructure and provides logistics services for crude oil, NGLs and natural gas. PAA owns an extensive network of pipeline transportation, terminalling, storage, and gathering assets in key crude oil and NGL producing basins and transportation corridors and at major market hubs in the United States and Canada. On average, PAA handles more than 6 million barrels per day of crude oil and NGL in its Transportation segment. PAA is headquartered in Houston, Texas.

Forward-looking Statement (HEP):

The statements in this press release relating to matters that are not historical facts are “forward-looking statements” within the meaning of the federal securities laws. Specifically, this press release contains forward-looking statements relating to but not limited to the in-service date of the Pipeline and JV Terminal as well as project investment contribution and EBITDA multiple estimates. These statements are based on beliefs and assumptions of HEP using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. Although HEP believes that such expectations reflected in such forward-looking statements are reasonable, HEP can give no assurance that expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to risks and uncertainties with respect to the actual quantities of crude oil shipped on the Pipeline or stored at the JV Terminal; the economic viability of HollyFrontier Corporation and the Joint Venture’s our other customers; the possibility of reductions in production or shutdowns at refineries utilizing the Pipeline and JV Terminal; the effects of current and future government regulations and policies; the ability to timely complete and the risks of delays and cost overruns on capital construction project, including the Pipeline, whether due to permitting delays, permitting withdrawals or other factors; operational efficiency in carrying out routine operations and capital construction projects, including the Pipeline; the possibility of terrorist or cyber attacks and the consequences of any such attacks; general economic conditions; and other financial, operations and legal risks and uncertainties detailed from time to time in HEP’s Securities and Exchange Commission filings.

The forward-looking statements speak only as of the date made and, other than as required by law, HEP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-Looking Statements (Plains):

Except for the historical information contained herein, the matters discussed in this release consist of forward-looking statements that involve certain risks and uncertainties that could cause actual results or outcomes to differ materially from results or outcomes anticipated in the forward-looking statements. These risks and uncertainties include, among other things, declines in the actual or expected volume of crude oil and NGL shipped, processed, purchased, stored, fractionated and/or gathered at or through the use of our assets, whether due to declines in production from existing oil and gas reserves, reduced demand, failure to develop or slowdown in the development of additional oil and gas reserves, whether from reduced cash flow to fund drilling or the inability to access capital, or other factors; the effects of competition, including the effects of capacity overbuild in areas where we operate; market distortions caused by over-commitments to infrastructure projects, which impacts volumes, margins, returns and overall earnings; unanticipated changes in crude oil and NGL market structure, grade differentials and volatility (or lack thereof); environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; fluctuations in refinery capacity in areas supplied by our mainlines and other factors affecting demand for various grades of crude oil, NGL and natural gas and resulting changes in pricing conditions or transportation throughput requirements; the occurrence of a natural disaster, catastrophe, terrorist attack (including eco-terrorist attacks) or other event, including cyber or other attacks on our electronic and computer systems; failure to implement or capitalize, or delays in implementing or capitalizing, on expansion projects, whether due to permitting delays, permitting withdrawals or other factors; shortages or cost increases of supplies, materials or labor; the impact of current and future laws, rulings, governmental regulations, accounting standards and statements, and related interpretations; non-utilization of our assets and facilities; weather interference with business operations or project construction, including the impact of extreme weather events or conditions; general economic, market or business conditions and the amplification of other risks caused by volatile financial markets, capital constraints and pervasive liquidity concerns; and other factors and uncertainties inherent in the transportation, storage, terminalling and marketing of crude oil, as well as in the storage of natural gas and the processing, transportation, fractionation, storage and marketing of natural gas liquids as discussed in Plains’ filings with the Securities and Exchange Commission.

Use of Non-GAAP Financial Information:

This news release refers to EBITDA, which we define as earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income, (ii) state income tax, and (iii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles (“U.S. GAAP”). This is a non-GAAP financial measure. The annual EBITDA multiple is based on HEP’s and Plains’ projections for the Joint Venture. HEP and Plains are unable to present a reconciliation of annual EBITDA multiple to the comparable GAAP measure net income because certain elements of net income for future periods, including interest, depreciation and taxes, are not available without unreasonable efforts.

Investor Contacts:

Holly Energy Partners, L.P.

Craig Biery, 214-954-6511

Director, Investor Relations

or

Trey Schonter, 214-954-6511

Investor Relations

Plains All American

Brett Magill, 866-809-1291

Director, Investor Relations